Household Consumer Loan Deposit Trust
Collateral Report

Number of Due Periods Since Inception                         39
Due Period                                             01-Dec-98
Distribution Date                                      14-Jan-99
Payment Date                                           15-Jan-99

*** Trust Portfolio Summary ***

Annualized Cash Yield                                     18.44%
Annualized Gross Losses                                   -9.00%
Annualized Portfolio Yield                                 9.44%


Contractual Delinquency Status of Credit
Lines:    (Principal / Principal)
                           30 -   59 days  ($)      205909264.44
                            30 -   59 days (%)             4.91%
                            60 -   89 days ($)       79369653.42
                            60 -   89 days (%)             1.89%
                             90 - 119 days ($)       48401843.01
                             90 - 119 days (%)             1.15%
                            120 - 149 days ($)        39492873.7
                            120 - 149 days (%)             0.94%
                            150 - 179 days ($)       39217232.75
                            150 - 179 days (%)             0.94%
                            180 - 209 days ($)       37373859.34
                            180 - 209 days (%)             0.89%
                            210 - 239 days ($)       33991604.27
                            210 - 239 days (%)             0.81%
                            240 - 269 days ($)       33156404.08
                            240 - 269 days (%)             0.79%
                            270 - 299 days ($)        33479550.4
                            270 - 299 days (%)             0.80%
                                300+ days  ($)        7547953.85
                                 300+ days (%)             0.18%


Additional Balances on Existing Credit Lines       59,513,951.21
(draws - principal only)
Principal Collections                             120,434,397.45
Defaulted Receivables                              32,144,168.14
Finance Charge  & Administrative Collections       64,063,680.06
Recoveries                                          1,782,117.00


Average Principal Balance                       4,284,172,477.35
Personal Homeowner Lines as % of Total                    27.02%
Principal




Household Finance Corporation
Household Consumer Loan Corporation
Household Consumer Loan Trust Series 1996-2

No. of PMTs Since Issuance:                                   29
Distribution Date:                                      01/14/99
Payment Date:                                           01/15/99
Collection Period Beginning:                            12/01/98
Collection Period Ending:                               12/31/98
Note and Certificate Accrual Beginning:                 12/15/98
Note and Certificate Accrual Ending:                    01/15/99

PAYMENT CALCULATIONS:

OC Balance as % of Beginning Participation                 8.60%
Invested Amount
OC Balance as % of Ending Participation                    8.81%
Invested Amount
OC Balance as % of Ending Participation                    8.37%
Invested Amount (3 month average)
Does Early Amortization Start Based on                       ---
OC/Part. Invstd. Amt. Test
Is the MAP Over?                                               0
Is this the Early Amortization Period?                         0

Interest Allocation Percentage Calculation:
Numerator                                         571,569,666.35
Denominator - Component (x) - Aggregate         4,284,172,477.35
Receivables & Partc. Interest
Denominator - Component (y) - Aggregate         4,217,739,603.02
Numerators
Applicable Interest Allocation Percentage                 13.34%

Principal Allocation Percentage Calculation:
Numerator                                         571,569,666.35
Denominator - Component (x) - Aggregate         4,284,172,477.35
Receivables & Partc. Interest
Denominator - Component (y) - Aggregate         4,227,283,806.94
Numerators
Applicable Principal Allocation Percentage                13.34%

Default Allocation Percentage Calculation:
Numerator                                         571,569,666.35
Denominator - Component (x) - Aggregate         4,284,172,477.35
Receivables & Partc. Interest
Denominator - Component (y) - Aggregate         4,217,739,603.02
Numerators
Default Allocation Percentage (Floating                   13.34%
Allocation Percentage)

Minimum Principal Amount Calculation:
1.8% of Participation Invested Amount              10,288,253.99
Series Participation Interest Default Amount        4,288,490.15
(Sec. 4.11 (a)(iii))
Excess of (i) 1.8% of Part. Inv. Amt.  over         5,999,763.85
(ii) Series Part. Interest Default Amount
Minimum Principal Amount                            5,999,763.85

Investor Principal Collections                      8,127,655.76
Investor Finance Charge and Admin. Collections      8,784,767.76
(4.11a)
Investor Allocated Defaulted Amounts                4,288,490.15

DEPOSIT TRUST CALCULATIONS
Beginning Participation Unpaid Principal          571,569,666.35
Balance
Beginning Participation Invested Amount           571,569,666.35
Ending Participation Unpaid Principal Balance     559,153,520.44
Ending Participation Invested Amount              559,153,520.44

Beginning Participation Unpaid Principal            3,076,156.19
Balance x (PRIME-1.50%)
Note Interest and Certificate Yield Amounts         2,634,798.99
Due Pursuant to Sec. 3.05 (a)(i)
Participation Invested Amount x 25bps per             119,077.01
annum
Participation Interest Distribution Amount          3,076,156.19

Application of Investor Finance Charges &
Administrative Collections:
Investor Finance Charge and Admin. Collections      8,784,767.76
(4.11a)
Servicing Fee if HFC is not the Servicer (Sec.              0.00
4.11 (a)(i)
Series Participation Interest  Monthly              3,076,156.19
Interest (Sec. 4.11 (a)(ii))
Series Participation Interest Default Amount        4,288,490.15
(Sec. 4.11 (a)(iii))
Reimbursed  Series Particpation Interest                    0.00
Charge-Offs (Sec. 4.11 (a)(iv))
Servicing Fee if HFC is the Servicer (Sec.            952,616.11
4.11 (a)(v))
Excess (Sec. 4.11 (a)(vi))                            467,505.31

Reconciliation Check                                        0.00

Series Participation Interest Monthly              12,416,145.91
Principal (Sec. 4.09 (a))

Beginning Unreimbursed Participation Interest               0.00
Charge-Offs
Series Participation Interest Charge-Offs                   0.00
(Sec. 4.12 (a))
Reimbursed  Series Particpation Interest                    0.00
Charge-Offs (Sec. 4.11 (a)(iv))
Ending Unreimbursed Participation Interest                  0.00
Charge-Offs

Available Investor Principal Collections           12,416,145.91
Participation Interest Distribution Amount          3,076,156.19
Series Participation Interest Charge-Offs                   0.00

OWNER TRUST CALCULATIONS
Note Interest and Certificate Yield Amounts         2,634,798.99
Due Pursuant to Sec. 3.05 (a)(i)
Excess Interest                                       441,357.20
Beginning Net Charge-Offs                                   0.00
Reversals                                                   0.00

+Available Investor Principal Collections          12,416,145.91
+Series Participation Interest Charge Offs                  0.00
+ Lesser of Excess Interest and Carryover                   0.00
Charge Offs

Optimum Monthly Principal                          12,416,145.91
Are the Notes Retired ?   (0=No; 1=Yes)                     0.00
Accelerated Principal Payment                         119,077.01

Beginning Class A-1 Security Balance              316,022,414.81
Beginning Class A-2 Security Balance               52,240,000.00
Beginning Class A-3 Security Balance               67,900,000.00
Beginning Class B Security Balance                 49,370,000.00
Beginning Certificate Security Balance             36,886,000.00
Beginning Overcollateralization Amount plus        49,270,328.55
APP
Beginning Class A-1 Adjusted Balance              316,022,414.81
Beginning Class A-2 Adjusted Balance               52,240,000.00
Beginning Class A-3 Adjusted Balance               67,900,000.00
Beginning Class B Adjusted Balance                 49,370,000.00
Beginning Certficate  Adjusted Balance             36,886,000.00
Beginning Overcollateralization Amount plus        49,270,328.55
APP
Class A-1 Balance After Payment pursuant to       303,606,268.90
clause in Sec 3.05 (a)(ii)(a)
Class A-2 Balance After Payment pursuant to        52,240,000.00
clause in Sec 3.05 (a)(ii)(b)
Class A-3 Balance After Payment pursuant to        67,900,000.00
clause in Sec 3.05 (a)(ii)(c)
Class B Balance After Payment pursuant to          49,370,000.00
clause in Sec 3.05 (a)(ii)(d)
Certificate Balance After Payment pursuant to 36,886,000.00 clause in Sec. 3.05(a)(iii)
Class A-2 Minimum Adjusted Principal Balance       18,800,000.00
Class A-3 Minimum Adjusted Principal Balance       24,500,000.00
Class B Minimum Adjusted Principal Balance         17,800,000.00
Certificate Minimum Adjusted Principal Balance      7,900,000.00
Minimum Overcollateralization Amount               14,800,000.00
Certificate Minimum Balance Target                 16,944,588.28
Scheduled Certificate Payment to Certificate       19,941,411.72
Minimum Balance Target
Class A-1 Targeted Balance                        290,759,830.63
Class A-2 Targeted Balance                         47,466,097.06
Class A-3 Targeted Balance                         73,618,302.32
Class B Targeted Balance                           62,717,293.88
Certificate Targeted Balance                       38,509,202.30
Class A-1:  Payment Required to get to Target      25,262,584.18
Class A-2:  Payment Required to get to Target       4,773,902.94
or Minimum Adjusted Balance
Class A-3:  Payment Required to get to Target               0.00
or Minimum Adjusted Balance
Class B: Payment Required to get to Target or               0.00
Minimum Adjusted Balance
Certificate: Payment Required to get to Target              0.00
or Minimum Adjusted Balance
OC: Payment to get to Minimum                      34,470,328.55
Overcollateralization Amount

Section 3.05 Payment of Principal and                       0.00
Interest;  Defaulted Interest

Pay Certificate Yield in step (ii) (1= Yes)                 1.00
Remittances on the Participation                   15,492,302.10

Interest and Yield
(i)     Pay Class A-1 Interest Distribution -       1,552,631.91
Sec. 3.05 (a)(i)(a)
        Pay Class A-2 Interest Distribution -         263,405.06
Sec. 3.05 (a)(i)(b)
        Pay Class A-3 Interest Distribution -         348,213.02
Sec. 3.05 (a)(i)(c)
        Pay Class B Interest Distribution -           262,963.23
Sec. 3.05 (a)(i)(d)
        Pay Certificates the Certificate Yield        207,585.77
- Sec. 3.05 (a)(i)(e)

Principal up to Optimum Monthly Principal
(ii)    Pay Class A-1 to Targeted Principal        12,416,145.91
Balance - Sec. 3.05 (a)(ii)(a)
        Pay Class A-2 to Targeted Principal                 0.00
Balance - Sec. 3.05 (a)(ii)(b)
        Pay Class A-3 to Targeted Principal                 0.00
Balance - Sec. 3.05 (a)(ii)(c)
        Pay Class B to Targeted Principal                   0.00
Balance - Sec. 3.05 (a)(ii)(d)

        ONLY Pay CertificateYield if not paid               0.00
pursuant to Sec. 3.05 (a)(i)(e) - Sec. 3.05
(a)(vii)

Principal up to Optimal Monthly Principal
(iii)   Pay Certificate to Targeted Principal               0.00
Balance - Sec. 3.05 (a)(iii)
(iv)  Pay OC Remaining Optimal Monthly                      0.00
Principal Amount - Sec. 3.05 (a)(iv)

Principal up to the Accelerated Principal
Payment Amount
(v)   Pay Class A-1 to Targeted Principal             119,077.01
Balance - Sec. 3.05 (a)(v)(a)
        Pay Class A-2 to Targeted Principal                 0.00
Balance - Sec. 3.05 (a)(v)(b)
        Pay Class A-3 to Targeted Principal                 0.00
Balance - Sec. 3.05 (a)(v)(c)
        Pay Class B to Targeted Principal                   0.00
Balance - Sec. 3.05 (a)(v)(d)
        Pay Class A-1 to zero - Sec. 3.05                   0.00
(a)(v)(e)
        Pay Class A-2 to zero - Sec. 3.05                   0.00
(a)(v)(f)
        Pay Class A-3 to zero - Sec. 3.05                   0.00
(a)(v)(g)
        Pay Class B to zero - Sec. 3.05                     0.00
(a)(v)(h)

Principal up to Optimal Monthly Principal
(vi)  Pay Class A-1 to zero - Sec. 3.05                     0.00
(a)(vi)(a)
        Pay Class A-2 to zero - Sec. 3.05                   0.00
(a)(vi)(b)
        Pay Class A-3 to zero - Sec. 3.05                   0.00
(a)(vi)(c)
        Pay Class B to zero - Sec. 3.05                     0.00
(a)(vi)(d)
        Pay Certificates up to Certificate                  0.00
Min. Bal. or zero - Sec. 3.05 (a)(vi)(e)
        Pay HCLC Optimum Monthly Principal                  0.00
provided OC > zero - Sec. 3.05 (a)(vi)(f)

(vii)  Remaining Amounts to HCLC - Sec. 3.05          322,280.18
(a)(vii)

Total Reconciliation Check                                  0.00
(should equal $0.00)
Accelerated Principal Reconciliation                        0.00
(should equal $0.00)
Optimum Monthly Principal Reconciliation                    0.00
(should equal charge-offs)

BOND SUMMARY:
Beginning Class A-1 Note Security Balance        $316,022,414.81
Beginning Class A-2 Note Security Balance         $52,240,000.00
Beginning Class A-3 Note Security Balance         $67,900,000.00
Beginning Class B     Note Security Balance       $49,370,000.00
Beginning Certificate Security Balance            $36,886,000.00
Beginning Overcollateralization Amount            $49,151,251.54
Beginning Class A-1 Adjusted Balance             $316,022,414.81
Beginning Class A-2 Adjusted Balance              $52,240,000.00
Beginning Class A-3 Adjusted Balance              $67,900,000.00
Beginning Class B    Adjusted Balance             $49,370,000.00
Beginning Certficate  Adjusted Balance            $36,886,000.00
Beginning Overcollateralization Amount            $49,151,251.54
Ending Class A-1 Note Security Balance           $303,487,191.89
Ending Class A-2 Note Security Balance            $52,240,000.00
Ending Class A-3 Note Security Balance            $67,900,000.00
Ending Class B    Note Security Balance           $49,370,000.00
Ending Certificate Security Balance               $36,886,000.00
Ending Overcollateralization Amount               $49,270,328.55
Ending Class A-1 Adjusted Balance                $303,487,191.89
Ending Class A-2 Adjusted Balance                 $52,240,000.00
Ending Class A-3 Adjusted Balance                 $67,900,000.00
Ending Class B    Adjusted Balance                $49,370,000.00
Ending Certficate  Adjusted Balance               $36,886,000.00
Ending Overcollateralization Amount               $49,270,328.55
Class A-1 Note Rate Capped at 13%                          5.71%
Class A-2 Note Rate Capped at 15%                          5.86%
Class A-3 Note Rate Capped at 15%                          5.96%
Class B    Note Rate Capped at 15%                         6.19%
Certificate Rate Capped at 16%                             6.54%
Class A-1 Interest Due                             $1,552,631.91
Class A-2 Interest Due                               $263,405.06
Class A-3 Interest Due                               $348,213.02
Class B Interest Due                                 $262,963.23
Certificate Yield  Due                               $207,585.77
Class A-1 Interest Paid                            $1,552,631.91
Class A-2 Interest Paid                              $263,405.06
Class A-3 Interest Paid                              $348,213.02
Class B Interest Paid                                $262,963.23
Certificate Yield Paid                               $207,585.77
Class A-1 Unpaid Interest                                  $0.00
Class A-2 Unpaid Interest                                  $0.00
Class A-3 Unpaid Interest                                  $0.00
Class B     Unpaid Interest                                $0.00
Certificate Unpaid Yield                                   $0.00
Class A-1 Principal Paid                          $12,535,222.92
Class A-2 Principal Paid                                   $0.00
Class A-3 Principal Paid                                   $0.00
Class B    Principal Paid                                  $0.00
Certificate    Principal Paid                              $0.00
OC           Principal Paid                                $0.00
Beginning Class A-1 Net Charge-Off                         $0.00
Beginning Class A-2 Net Charge-Off                         $0.00
Beginning Class A-3 Net Charge-Off                         $0.00
Beginning Class B    Net Charge-Off                        $0.00
Beginning Certificate Net Charge-Off                       $0.00
Beginning OC Net Charge-Off                                $0.00
Reversals Allocated to Class A-1                           $0.00
Reversals Allocated to Class A-2                           $0.00
Reversals Allocated to Class A-3                           $0.00
Reversals Allocated to Class B                             $0.00
Reversals Allocated to Certificates                        $0.00
Reversals Allocated to OC  plus Acclerated           $119,077.01
Principal Payments
 Total Charge-Offs:                                        $0.00
Charge-Offs Allocated to Class A-1                         $0.00
Charge-Offs Allocated to Class A-2                         $0.00
Charge-Offs Allocated to Class A-3                         $0.00
Charge-Offs Allocated to Class B                           $0.00
Charge-Offs Allocated to Certificates                      $0.00
Charge-Offs Allocated to OC                                $0.00
Ending Class A-1 Net Charge-Off                            $0.00
Ending Class A-2 Net Charge-Off                            $0.00
Ending Class A-3 Net Charge-Off                            $0.00
Ending Class B     Net Charge-Off                          $0.00
Ending Certificate Net Charge-Off                          $0.00
Ending OC Net Charge-Off                                   $0.00
Bond Balance Reconciliation    (should equal             ($0.00)
$0.00)

Certificate Balance/Participation Invested                 6.45%
Amount (Beginning of Month)

Designated Certificate / Certificate Security          1.000000%
(Balance Beginning of Month)
Designated Certificate  - Beginning of Month         $368,860.00
Principal Payments in Respect of  Designated               $0.00
Certificate (Sec. 3.05 (iv) & (viii))
Designated Certificate  - End of Month               $368,860.00
Interest Payments in Respect of Designated             $2,075.86
Certificate (Sec. 3.05 (ii))

Designated Certificateholder Accelerated           $4,747,251.54
Principal Payments - Beginning Balance
Accelerated Principal Payment (Sec. 3.05 (vi))       $119,077.01
Payments to Holder of Designated Certificate               $0.00
in respect to Acc. Prin. (Sec. 3.05 (v) &
(ix))
Designated Certificateholder Accelerated           $4,866,328.55
Principal Payments - Ending Balance

Designated Certificateholder Holdback Amount      $44,404,000.00
(Beginning of Month)
Payments to Designated Certificates in                     $0.00
Reduction of Holdback Amount (Sec. 3.05 (v) &
(ix))
Designated Certificateholder Holdback Amount      $44,404,000.00
(End of Month)

Remaining Payments to Designated Certificates              $0.00
(Sec. 3.05 paragraph following (ix))

Remaining Amounts to Issuer (Sec. 3.05 (x))          $322,280.18

Monthly Security  Report
Household Consumer Loan Trust 1996-2

Distribution Date                                      14-Jan-99
Payment Date:                                          15-Jan-99
Collection Period Beginning                            01-Dec-98
Collection Period Ending:                              31-Dec-98
Note and Certificate Accrual Beginning:                15-Dec-98
Note and Certificate Accrual Ending:                   15-Jan-99


Ending Pool Principal Balance                  $4,191,310,005.07
Series 1996-2 Participation Invested Amount      $559,153,520.44
Seller Amount                                     $65,723,355.27
Remittances on the Participation                  $15,492,302.10
Optimum Monthly Principal                         $12,416,145.91
Accelerated Principal Payment                        $119,077.01
Beginning Class A-1 Note Security Balance        $316,022,414.81
Beginning Class A-2 Note Security Balance         $52,240,000.00
Beginning Class A-3 Note Security Balance         $67,900,000.00
Beginning Class B Note Security Balance           $49,370,000.00
Beginning Certificate Security Balance            $36,886,000.00
Beginning Overcollateralization Amount            $49,151,251.54
Beginning Class A-1 Adjusted Balance             $316,022,414.81
Beginning Class A-2 Adjusted Balance              $52,240,000.00
Beginning Class A-3 Adjusted Balance              $67,900,000.00
Beginning Class B Adjusted Balance                $49,370,000.00
Beginning Certificate  Adjusted Balance           $36,886,000.00
Beginning Overcollateralization Amount            $49,151,251.54
Ending Class A-1 Note Security Balance           $303,487,191.89
Ending Class A-2 Note Security Balance            $52,240,000.00
Ending Class A-3 Note Security Balance            $67,900,000.00
Ending Class B Note Security Balance              $49,370,000.00
Ending Certificate Security Balance               $36,886,000.00
Ending Overcollateralization Amount               $49,270,328.55
Ending Class A-1 Adjusted Balance                $303,487,191.89
Ending Class A-2 Adjusted Balance                 $52,240,000.00
Ending Class A-3 Adjusted Balance                 $67,900,000.00
Ending Class B Adjusted Balance                   $49,370,000.00
Ending Certificate  Adjusted Balance              $36,886,000.00
Ending Overcollateralization Amount               $49,270,328.55
Class A-1 Note Rate Capped at 13%                      5.705470%
Class A-2 Note Rate Capped at 15%                      5.855470%
Class A-3 Note Rate Capped at 15%                      5.955470%
Class B Note Rate Capped at 15%                        6.185470%
Certificate Rate Capped at 16%                         6.535470%
Class A-1 Interest Due                             $1,552,631.91
Class A-2 Interest Due                               $263,405.06
Class A-3 Interest Due                               $348,213.02
Class B Interest Due                                 $262,963.23
Certificate Yield  Due                               $207,585.77
Class A-1 Interest Paid                            $1,552,631.91
Class A-2 Interest Paid                              $263,405.06
Class A-3 Interest Paid                              $348,213.02
Class B Interest Paid                                $262,963.23
Certificate Yield Paid                               $207,585.77
Class A-1 Unpaid Interest                                  $0.00
Class A-2 Unpaid Interest                                  $0.00
Class A-3 Unpaid Interest                                  $0.00
Class B Unpaid Interest                                    $0.00
Cetificate Unpaid Yield                                    $0.00
Class A-1 Principal Paid                          $12,535,222.92
Class A-2 Principal Paid                                   $0.00
Class A-3 Principal Paid                                   $0.00
Class B Principal Paid                                     $0.00
Certificate  Principal Paid                                $0.00
OC Principal Paid                                          $0.00
Beginning Class A-1 Net Charge-Off                         $0.00
Beginning Class A-2 Net Charge-Off                         $0.00
Beginning Class A-3 Net Charge-Off                         $0.00
Beginning Class B Net Charge-Off                           $0.00
Beginning Certificate Net Charge-Off                       $0.00
Beginning OC Net Charge-Off                                $0.00
Reversals Allocated to Class A-1                           $0.00
Reversals Allocated to Class A-2                           $0.00
Reversals Allocated to Class A-3                           $0.00
Reversals Allocated to Class B                             $0.00
Reversals Allocated to Certificates                        $0.00
Reversals Allocated to OC  plus Acclerated           $119,077.01
Principal Payments
 Total Charge-Offs:                                        $0.00
Charge-Offs Allocated to Class A-1                         $0.00
Charge-Offs Allocated to Class A-2                         $0.00
Charge-Offs Allocated to Class A-3                         $0.00
Charge-Offs Allocated to Class B                           $0.00
Charge-Offs Allocated to Certificates                      $0.00
Charge-Offs Allocated to OC                                $0.00
Ending Class A-1 Net Charge-Off                            $0.00
Ending Class A-2 Net Charge-Off                            $0.00
Ending Class A-3 Net Charge-Off                            $0.00
Ending Class B Net Charge-Off                              $0.00
Ending Certificate Net Charge-Off                          $0.00
Ending OC Net Charge-Off                                   $0.00
Interest paid per $1,000 Class A-1                      1.955456
Principal paid per $1,000 Class A-1                    15.787434
Interest paid per $1,000 Class A-2                      5.042210
Principal paid per $1,000 Class A-2                     0.000000
Interest paid per $1,000 Class A-3                      5.128321
Principal paid per $1,000 Class A-3                     0.000000
Interest paid per $1,000 Class B                        5.326377
Principal paid per $1,000 Class B                       0.000000
Yield Paid per $1,000 Certificate                       5.627766
Principal Paid per $1,000 Certificate                   0.000000



Bloomberg Summary
Household Consumer Loan Trust 1996-2


Due Period                                                Dec-98
Monthly Payment Rate (including charge offs)               3.56%
Monthly Draw Rate                                          1.39%
Monthly Net Payment Rate                                   2.17%
Actual Payment Rate                                        2.17%

Annualized Cash Yield                                     18.44%
Annualized Gross Losses                                    9.00%
Annualized Portfolio Yield                                 9.44%
Weighted Coupon                                            5.86%
Excess Servicing                                           3.58%


Ending Overcollateralization Percentage (3 mo              8.59%
avg)
Trigger Level                                              4.25%
Excess Overcollateralization                               4.34%


Delinquencies:
(Principal/Principal)
      30-59 days (Del Stat 1)                              4.91%
      60-89 days (Del Stat 2)                              1.89%
      90+ days (Del Stat 3+)                               6.51%

Total Participation Balance (ending)              559,153,520.44